Offerings - Offering: 1	Sep. 05, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Asset-Backed Securities
Security Class Title	Senior Secured Recovery Bonds, Series 2025-A
Amount Registered | shares	1,650,000,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 1,650,000,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 252,615